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                                  UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549



                                   FORM 8-K


                                CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):       August 6, 1999




                             QMS, INC.

             (Exact name of registrant as specified in its charter)




         DELAWARE                     1-9348           63-0737870

(State or other jurisdiction      (Commission        (IRS Employer
        of incorporation)         File Number)     Identification No.)


        One Magnum Pass, Mobile, Alabama                      36618
   (Address of principal executive offices)                 (zip code)


   Registrant's telephone number, including area code     (334) 633-4300



     Item 5.   Other Events


     On August 6, 1999, James A. Wallace resigned his position as the Company's Chief Financial Officer to return to Austin, Texas to pursue personal interests. He also resigned from his seat on the Company's Board of Directors.






                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              Registrant:

                              QMS, INC.





                              /s/ Edward E. Lucente

                              Edward E. Lucente
                              President and Chief Executive Officer



Date:  August 6, 1999